united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company, 1209 Orange Street Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares (APSHX)

Class C Shares (CPSHX)

Class I Shares (IPSHX)

Pinnacle TrendRating Innovative Equity Fund

Class A Shares (APTRX)

Class C Shares (CPTRX)

Class I Shares (IPTRX)

Annual Report

September 30, 2021

1-888-985-9830

www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Pinnacle Sherman Multi Strategy Core Fund
Pinnacle TrendRating Innovative Equity Fund*
*now the Pinnacle Sherman Breakaway Strategy Fund

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2021 for the Pinnacle Sherman Multi Strategy Core Fund and the Pinnacle TrendRating Innovative Equity Fund.

Pinnacle Sherman Multi Strategy Core Fund (the Fund)

As of September 30, 2021, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Sherman Multi Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	13.77%	6.94%
Class C share (CPSHX) – No Load	12.91%	6.14%
Class I share (IPSHX)	14.01%	7.22%
Load Adjusted
Class A share (APSHX)	7.25%	5.89%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.02% for Class A, 2.77% for Class C and 1.77% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (1 year and since inception (10/1/15)) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, gained 25.50% and 11.43% respectively and the Fund’s Morningstar category average, Morningstar Tactical Allocation®, gained 19.09% and 6.75% respectively.

The Fund has struggled during the past six months, and this has caused it to lag its primary benchmark and its Morningstar category average. However, we believe these periods of time when the Fund is struggling is a natural occurrence for any strategy that is truly active, and risk managed.

7431-NLD-11292021

While we would like to see no periods of time in which the Fund struggles, we don’t believe that is a realistic expectation. We believe the Fund is best looked at over a two-year time frame, which gives opportunity for the varying strategies employed within the Fund to play out, as well as some normal give and take within the equity markets.

Consider the previous two year time span, which of course also includes the full time the markets have had to deal with the COVID-19 crises. Here’s a chart of the previous two years:

	1 Year as of 9/30/2020	1 Year as of 9/30/2021	Full Two Years 10/1/2019- 09/30/2021
IPSHX – Multi Strategy	15.10	14.01	14.55
MSTAR Tactical Category	3.17	19.09	10.98
DJ Moderately Aggressive TR	6.79	25.50	15.77
S&P 500 TR	15.15	30.00	22.35

Even though the last six months have not performed as we would hope, the overall effect of the past two years is still very satisfying, especially when considering the how the fund performed during the extreme sell off in early 2020 due to COVID-19 fears. Here’s a quick chart from that period of time:

2/19/20 - 3/23/20
IPSHX – Multi Strategy	-21.26
MSTAR Tactical Category	-21.38
DJ Moderately Aggressive TR	-29.97
S&P 500 TR	-33.79

As you can see the Fund’s drawdown was significantly less than its primary benchmark and the S&P 500 TR, while being right in line with its Morningstar category. When then looking at the total return for the past two years, we are pleased with the Fund’s return over that entire time, even though the past six months have been difficult.

Pinnacle TrendRating Innovative Equity Fund (the Fund)*

*now the Pinnacle Sherman Breakaway Strategy Fund

As of September 30, 2021, the Fund returned the following (Inception date December 3, 2018):

Pinnacle TrendRating Innovative Equity Fund	1 Year	Since Inception
Share Class
Class A share (APTRX) – load waived	9.96%	13.20%
Class C share (CPTRX) – No Load	9.94%	13.26%
Class I share (IPTRX)	10.19%	13.38%
Load Adjusted
Class A share (APTRX)	3.63%	10.85%

7431-NLD-11292021

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 4.14% for Class A, 4.89% for Class C and 3.89% for Class I. The net operating expenses are Class A 1.24%, Class C 1.99%, and Class I 0.99%.The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until January 31, 2022, to ensure that the net annual fund operating expenses will not exceed 1.24%, 1.99%, and 0.99% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (one year and since inception (12/3/2018)) the Fund’s primary benchmark, the S&P 500 Total Return Index, gained 30.00% and 18.73% respectively.

The Fund’s strategy did not perform as we had anticipated. Due to concerns we had with the strategy we recommended a change in the investment strategy of the Fund to the board and the board accepted the revised strategy. This necessitated a change in the Fund structure from a diversified fund to a non-diversified fund, which required shareholder approval, and a change in the Fund name to accurately reflect the new strategy.

As of October 21, 2021, the new name and strategy for the Fund went into effect. As mentioned above the new Fund name is the Pinnacle Sherman Breakaway Strategy Fund. There is no change to the Fund objective and this fund will continue to use individual stocks from the large cap universe, in a very concentrated and active fashion, to try and achieve its objective of high total return. However, the Fund will also now have a risk managed component that will attempt to provide some risk -mitigation in difficult equity markets. Because of the concentrated nature of the holdings, the Fund should be expected to have significant volatility.

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

7431-NLD-11292021

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

7431-NLD-11292021

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception*** -
	One Year	Three Years	Five Years	September 30, 2021
Pinnacle Sherman Multi-Strategy Core Fund - Class A	13.77%	6.19%	7.27%	6.94%
Pinnacle Sherman Multi-Strategy Core Fund - Class A with load	7.25%	4.13%	6.02%	5.89%
Pinnacle Sherman Multi-Strategy Core Fund - Class C	12.91%	5.41%	6.45%	6.14%
Pinnacle Sherman Multi-Strategy Core Fund - Class I	14.01%	6.48%	7.52%	7.22%
Dow Jones Moderately Aggressive Portfolio Index **	25.50%	11.01%	11.34%	11.43%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.02% for Class A shares, 2.77% for Class C shares and 1.77% for Class I shares per the February 1, 2021 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2021 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	73.1%
Common Stock	24.2%
Money Market Fund	2.7%
Liabilities in Excess of Other Assets	0.0	% *
	100.0%

*  Less than 0.1%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the periods ended September 30, 2021, compared to its benchmark:

		Annualized
		Inception*** -
	One Year	September 30, 2021
Pinnacle TrendRating Innovative Equity Fund - Class A	9.96%	13.20%
Pinnacle TrendRating Innovative Equity Fund - Class A with load	3.63%	10.86%
Pinnacle TrendRating Innovative Equity Fund - Class C	9.94%	13.26%
Pinnacle TrendRating Innovative Equity Fund - Class I	10.19%	13.39%
S&P 500 Index **	30.00%	18.73%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 4.14% for Class A shares, 4.89% for Class C shares and 3.89% for Class I shares per the February 1, 2021 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

***	Inception date is December 3, 2018.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2021 are as follows:

Asset Class	% of Net Assets
Common Stock	97.8%
Money Market Fund	2.2%
Other Assets in Excess of Liabilities	0.0	% *
	100.0%

*    Less than 0.1%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	COMMON STOCK —24.2%
	CHEMICALS - 3.5%
10,705	Albemarle Corporation	$2,344,074

	MEDICAL EQUIPMENT & DEVICES - 3.4%
6,250	Waters Corporation(a)	2,233,125

	OIL & GAS PRODUCERS - 3.6%
67,990	Devon Energy Corporation	2,414,325

	RETAIL-DISCRETIONARY - 3.3%
23,230	Bath & Body Works, Inc.	1,464,187
13,454	Victoria’s Secret & Company(a)	743,468
		2,207,655
	SOFTWARE - 3.5%
7,935	Fortinet, Inc.(a)	2,317,337

	STEEL - 3.4%
22,900	Nucor Corporation	2,255,421

	TECHNOLOGY SERVICES - 3.5%
7,550	Gartner, Inc.(a)	2,294,294

	TOTAL COMMON STOCK (Cost $15,151,818)	16,066,231

	EXCHANGE-TRADED FUNDS — 73.1%
	EQUITY - 73.1%
115,560	First Trust S&P REIT Index Fund	3,268,037

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 73.1% (Continued)
	EQUITY - 73.1% (Continued)
26,985	Invesco QQQ Trust Series 1	$9,659,551
22,490	iShares Core S&P 500 ETF	9,689,142
130,560	iShares S&P 500 Growth ETF	9,649,690
94,330	iShares S&P Mid-Cap 400 Value ETF	9,719,762
64,410	iShares U.S. Real Estate ETF	6,594,940
		48,581,122

	TOTAL EXCHANGE-TRADED FUNDS (Cost$48,758,157)	48,581,122

	SHORT-TERM INVESTMENT — 2.7%
	MONEY MARKET FUND - 2.7%
1,844,804	First American Government Obligations Fund, Class X, 0.03% (Cost $1,844, 804)(b)	1,844,804

	TOTAL INVESTMENTS – 100 .0% (Cost $65,754,779)	$66,492,157
	LIABILITIES IN EXCESS OF OTHER ASSETS – 0. 0% (c)	(48,937)
	NET ASSETS - 100.0%	$66,443,220

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(c)	Less than .01%

See accompanying notes which are an integral part of these financial statements.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	COMMON STOCK —97.8%
	AUTOMOTIVE - 8.2%
1,906	Aptiv PLC(a)	$283,937
14,000	Stellantis N.V.	267,400
		551,337
	BIOTECH & PHARMA - 3.7%
1,540	Johnson & Johnson	248,710

	CHEMICALS - 6.6%
3,895	Dow, Inc.	224,196
3,223	DuPont de Nemours, Inc.	219,132
		443,328
	ELECTRICAL EQUIPMENT - 7.7%
4,490	Carrier Global Corporation	232,402
4,175	Johnson Controls International PLC	284,234
		516,636
	HEALTH CARE FACILITIES & SERVICES - 4.8%
1,322	HCA Healthcare, Inc.	320,876

	INSTITUTIONAL FINANCIAL SERVICES - 7.9%
595	Goldman Sachs Group, Inc.	224,928
3,174	Morgan Stanley	308,862
		533,790
	INSURANCE - 3.8%
4,097	MetLife, Inc.	252,908

	INTERNET MEDIA & SERVICES - 3.6%
3,250	Snap, Inc., Class A(a)	240,077

	MEDICAL EQUIPMENT & DEVICES - 7.0%
2,038	Abbott Laboratories	240,748
350	Align Technology, Inc.(a)	232,901
		473,649
	SEMICONDUCTORS - 10.6%
295	ASML Holding N.V. - ADR	219,807

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCK —97.8% (Continued)
	SEMICONDUCTORS - 10.6% (Continued)
1,280	NVIDIA Corporation	$265,165
1,155	NXP Semiconductors N.V.	226,230
		711,202
	SOFTWARE - 16.2%
675	Atlassian Corp plc, Class A(a)	264,209
1,161	Crowdstrike Holdings, Inc., Class A(a)	285,350
790	Fortinet, Inc.(a)	230,712
1,080	Microsoft Corporation	304,473
		1,084,744
	SPECIALTY FINANCE - 4.9%
2,030	Capital One Financial Corporation	328,799

	TECHNOLOGY HARDWARE - 5.0%
3,197	Dell Technologies, Inc., Class C(a)	332,616

	TECHNOLOGY SERVICES - 3.7%
405	MSCI, Inc.	246,378

	TELECOMMUNICATIONS - 4.1%
2,150	T-Mobile US, Inc.(a)	274,684

	TOTAL COMMON STOCK (Cost $6,163,791)	6,559,734

	SHORT-TERM INVESTMENT — 2.2%
	MONEY MARKET FUNDS - 2.2%
149,313	First American Government Obligations Fund, Class X, 0.03% (Cost $149,313)(b)	149,313

	TOTAL INVESTMENTS - 100.0% (Cost $6,313,104)	$6,709,047
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%(c)	235
	NET ASSETS - 100.0%	$6,709,283

ADR - American Depositary Receipt

MSCI - Morgan Stanley Capital International

NV - Naamioze Vennootschap

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(c)	Less than 0.1%

See accompanying notes which are an integral part of these financial statements.

Pinnacle Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	Pinnacle Sherman	Pinnacle TrendRating
	Multi-Strategy Core Fund	Innovative Equity Fund
ASSETS
Investment Securities:
At cost	$65,754,779	$6,313,104
At value	66,492,157	6,709,047
Due from Adviser	—	15,059
Dividends and interest receivable	24,464	1,791
Prepaid expenses and other assets	23,077	3,675
TOTAL ASSETS	66,539,698	6,729,572

LIABILITIES
Payable for Fund shares repurchased	4,454	—
Investment advisory fees payable	46,715	—
Distribution (12b-1) fees payable	14,242	2
Payable to related parties	9,928	8,676
Trustee fees payable	176	300
Accrued expenses and other liabilities	20,963	11,311
TOTAL LIABILITIES	96,478	20,289
NET ASSETS	$66,443,220	$6,709,283

Net Assets Consist Of:
Paid in capital	$58,394,173	$5,501,151
Accumulated earnings	8,049,047	1,208,132
NET ASSETS	$66,443,220	$6,709,283

Net Asset Value Per Share:
Class A Shares:
Net Assets	$11,863,922	$1,882
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	880,407	137
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$13.48	$13.78	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$14.30	$14.62

Class C Shares:
Net Assets	$13,781,031	$14
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,064,463	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.95	$13.80	(b)

Class I Shares:
Net Assets	$40,798,267	$6,707,387
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,999,777	484,797
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.60	$13.84

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

See Accompanying Notes to Financial Statements.

Pinnacle Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2021

	Pinnacle Sherman	Pinnacle TrendRating
	Multi-Strategy Core Fund	Innovative Equity Fund
INVESTMENT INCOME
Dividends (including $0, $563 of foreign withholding tax)	$640,629	$70,104
Interest	3,439	77
TOTAL INVESTMENT INCOME	644,068	70,181

EXPENSES
Investment advisory fees	642,495	50,144
Distribution (12b-1) fees:
Class A	28,554	3
Class C	138,139	—
Registration fees	53,669	3,152
Administrative services fees	53,524	46,921
Transfer agent fees	42,552	20,923
Compliance officer fees	22,896	9,027
Accounting services fees	20,013	20,215
Audit fees	17,040	16,998
Third party administrative servicing fees	16,121	25
Printing and postage expenses	14,323	4,111
Custodian fees	8,610	4,576
Trustees fees and expenses	8,114	10,829
Legal fees	7,303	11,169
Insurance expense	1,140	227
Other expenses	5,914	7,398
TOTAL EXPENSES	1,080,407	205,718

Less: Fees waived / expenses reimbursed by the adviser	(115,526)	(139,506)
NET EXPENSES	964,881	66,212
NET INVESTMENT INCOME(LOSS)	(320,813)	3,969

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions and foreign currency transactions	11,691,895	923,744
Net change in unrealized depreciation on investments	(4,861,011)	(309,474)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,830,884	614,270

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,510,071	$618,239

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
FROM OPERATIONS
Net investment loss	$(320,813)	$(175,219)
Net realized gain from security transactions	11,691,895	2,308,610
Net change in unrealized appreciation (depreciation) on investments	(4,861,011)	3,643,660
Net increase in net assets resulting from operations	6,510,071	5,777,051

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	—	(24,748)
Class I	—	(114,703)
Total Distributions to Shareholders	—	(139,451)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,821,283	794,221
Class C	1,694,448	430,657
Class I	15,421,411	17,296,150
Shares issued to shareholders in reinvestment (Note 8):
Class A	—	3,452,626
Class C	—	557,691
Class I	—	4,672,797
Net asset value of shares issued in reinvestment of distributions:
Class A	—	23,505
Class I	—	111,877
Payments for shares redeemed:
Class A	(1,624,832)	(4,100,649)
Class C	(1,046,691)	(2,988,471)
Class I	(14,285,243)	(3,522,155)
Redemption fee proceeds:
Class A	201	76
Class C	1	4
Class I	3,414	271
Net increase in net assets resulting from shares of beneficial interest	3,983,992	16,728,600

TOTAL INCREASE IN NET ASSETS	10,494,063	22,366,200

NET ASSETS
Beginning of Year	55,949,157	33,582,957
End of Year	$66,443,220	$55,949,157

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
SHARE ACTIVITY
Class A:
Shares Sold	277,996	66,757
Shares issued due to merger (Note 8)	—	357,755
Shares Reinvested	—	2,174
Shares Redeemed	(117,060)	(387,266)
Net increase in shares of beneficial interest outstanding	160,936	39,420

Class C:
Shares Sold	128,482	39,616
Shares issued due to merger (Note 8)	—	59,471
Shares Redeemed	(79,233)	(286,947)
Net increase (decrease) in shares of beneficial interest outstanding	49,249	(187,860)

Class I:
Shares Sold	1,104,167	1,459,351
Shares issued due to merger (Note 8)	—	481,637
Shares Reinvested	—	10,302
Shares Redeemed	(1,106,913)	(329,547)
Net increase (decrease) in shares of beneficial interest outstanding	(2,746)	1,621,743

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
FROM OPERATIONS
Net investment income (loss)	$3,969	$(2,990)
Net realized gain from security transactions and foreign currency transactions	923,744	8,091
Net change in unrealized appreciation (depreciation) on investments	(309,474)	584,304
Net increase in net assets resulting from operations	618,239	589,405

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(7)	(119)
Class C	0 (a)	0 (a)
Class I	(119,777)	(29,782)
Net decrease in net assets resulting from distributions to shareholders	(119,784)	(29,901)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,500	10,775
Class I	100,180	3,497,243
Net asset value of shares issued in reinvestment of distributions:
Class A	7	119
Class C	0 (a)	0 (a)
Class I	118,805	29,510
Payments for shares redeemed:
Class A	—	(16,953)
Class I	(63,936)	(5,600)
Net increase in net assets resulting from shares of beneficial interest	156,556	3,515,094

TOTAL INCREASE IN NET ASSETS	655,011	4,074,598

NET ASSETS
Beginning of Year	6,054,272	1,979,674
End of Year	$6,709,283	$6,054,272

SHARE ACTIVITY
Class A:
Shares Sold	107	975
Shares Reinvested	1	10
Shares Redeemed	—	(1,430)
Net increase (decrease) in shares of beneficial interest outstanding	108	(445)

Class C:
Shares Reinvested	0 (a)	0 (a)
Net increase in shares of beneficial interest outstanding	0 (a)	0 (a)

Class I:
Shares Sold	7,143	293,052
Shares Reinvested	8,994	2,580
Shares Redeemed	(4,475)	(487)
Net increase in shares of beneficial interest outstanding	11,662	295,145

(a)	Less than $1.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$11.84		$10.36	$11.71	$11.61	$10.53
Activity from investment operations:
Net investment income (loss) (1)	(0.07)		(0.05)	0.04	(0.01)	(0.01)
Net realized and unrealized gain / (loss) on investments	1.71		1.58	(1.04)	0.80	1.15
Total from investment operations	1.64		1.53	(1.00)	0.79	1.14
Less distributions from:
Net investment income	—		(0.05)	—	—	(0.02)
Net realized gains	—		—	(0.35)	(0.69)	(0.04)
Total distributions	—		(0.05)	(0.35)	(0.69)	(0.06)
Paid-in-Capital From Redemption Fees (1) (6)	0.00		0.00	0.00	0.00	0.00
Net Asset Value, at end of year	$13.48		$11.84	$10.36	$11.71	$11.61
Total return (2)	13.85	% (7)	14.81%	(8.31)%	6.96%	10.91%
Net assets, at end of year (000s)	$11,864		$8,519	$7,047	$17,779	$25,056
Ratio of gross expenses to average net assets (3)(4)	1.67%		1.85%	1.78%	1.61%	1.63%
Ratio of net expenses to average net assets (4)	1.49%		1.49%	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.48%)		(0.42)%	0.37%	(0.05)%	(0.09)%
Portfolio Turnover Rate	551%		560%	607%	402%	337%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class C	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$11.46		$10.06	$11.46	$11.46	$10.46
Activity from investment operations:
Net investment loss (1)	(0.16)		(0.11)	(0.03)	(0.09)	(0.06)
Net realized and unrealized gain / (loss) on investments	1.65		1.51	(1.02)	0.78	1.10
Total from investment operations	1.49		1.40	(1.05)	0.69	1.04
Less distributions from:
Net realized gains	—		—	(0.35)	(0.69)	(0.04)
Total distributions	—		—	(0.35)	(0.69)	(0.04)
Paid-in-Capital From Redemption Fees (1) (6)	0.00		0.00	0.00	0.00	0.00
Net Asset Value, at end of year	$12.95		$11.46	$10.06	$11.46	$11.46
Total return (2)	13.00	% (7)	13.92%	(8.95)%	6.15%	9.97%
Net assets, at end of year (000s)	$13,781		$11,637	$12,104	$26,079	$24,709
Ratio of gross expenses to average net assets (3)(4)	2.42%		2.60%	2.53%	2.36%	2.38%
Ratio of net expenses to average net assets (4)	2.24%		2.24%	2.24%	2.24%	2.24%
Ratio of net investment loss to average net assets (4)(5)	(1.24)%		(1.05)%	(0.31)%	(0.80)%	(0.56)%
Portfolio Turnover Rate	551%		560%	607%	402%	337%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class I	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net asset value, beginning of year	$11.92		$10.45	$11.77	$11.66	$10.57
Activity from investment operations:
Net investment income/(loss) (1)	(0.03)		(0.02)	0.07	0.02	0.05
Net realized and unrealized gain / (loss) on investments	1.71		1.59	(1.04)	0.79	1.12
Total from investment operations	1.68		1.57	(0.97)	0.81	1.17
Less distributions from:
Net investment income	—		(0.10)	—	(0.01)	(0.04)
Net realized gains	—		—	(0.35)	(0.69)	(0.04)
Total distributions	—		(0.10)	(0.35)	(0.70)	(0.08)
Paid-in-Capital From Redemption Fees (1)(6)	0.00		0.00	0.00	0.00	0.00
Net Asset Value, at end of year	$13.60		$11.92	$10.45	$11.77	$11.66
Total return (2)	14.09	% (7)	15.10%	(8.01)%	7.16%	11.09%
Net assets, at end of year (000s)	$40,798		$35,793	$14,431	$50,191	$67,546
Ratio of gross expenses to average net assets (3)(4)	1.42%		1.60%	1.53%	1.36%	1.38%
Ratio of net expenses to average net assets (4)	1.24%		1.24%	1.24%	1.24%	1.24%
Ratio of net investment income/(loss) to average net assets (4)(5)	(0.24)%		(0.17)%	0.67%	0.20%	0.47%
Portfolio Turnover Rate	551%		560%	607%	402%	337%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees and / or reimbursed expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	Year Ended	Year Ended	Period Ended
	September 30, 2021	September 30, 2020	September 30, 2019 (1)
Net asset value, beginning of period	$12.77	$11.08	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)	(0.01)	(0.06)
Net realized and unrealized gain on investments	1.29	1.83	1.14
Total from investment operations	1.26	1.82	1.08
Less distributions from:
Net realized gains	(0.25)	(0.13)	—
Total distributions	(0.25)	(0.13)	—
Net Asset Value, at end of period	$13.78	$12.77	$11.08
Total return (3)	9.96%	16.52%	10.80	% (6)
Net assets, at end of period	$1,882	$371	$5,256
Ratio of gross expenses to average net assets (4)(7)	3.33%	4.14%	13.38	% (5)
Ratio of net expenses to average net assets (7)	1.24%	1.24%	1.24	% (5)
Ratio of net investment loss to average net assets (7)(8)	(0.19%)	(0.30)%	(0.38	)% (5)
Portfolio Turnover Rate	267%	296%	149	% (6)

(1)	The Pinnacle TrendRating Innovative Equity Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	Year Ended	Year Ended	Period Ended
	September 30, 2021	September 30, 2020	September 30, 2019 (1)
Net asset value, beginning of period	$12.79	$11.08	$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.01)	(0.06)
Net realized and unrealized gain on investments	1.27	1.85	1.14
Total from investment operations	1.26	1.84	1.08
Less distributions from:
Net realized gains	(0.25)	(0.13)	—
Total distributions	(0.25)	(0.13)	—
Net Asset Value, at end of period	$13.80	$12.79	$11.08
Total return (3)	9.94%	16.70%	10.80	% (6)
Net assets, at end of period	$14	$13	$11
Ratio of gross expenses to average net assets (4)(7)	4.08%	4.89%	14.13	% (5)
Ratio of net expenses to average net assets (7)	1.99%	1.99%	1.99	% (5)
Ratio of net investment loss to average net assets (7)(8)	(0.94%)	(1.05)%	(1.13	)% (5)
Portfolio Turnover Rate	267%	296%	149	% (6)

(1)	The Pinnacle TrendRating Innovative Equity Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended		Year Ended	Period Ended
	September 30, 2021		September 30, 2020	September 30, 2019 (1)
Net asset value, beginning of period	$12.80		$11.09	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01		(0.01)	(0.01)
Net realized and unrealized gain on investments	1.28		1.85	1.10
Total from investment operations	1.29		1.84	1.09
Less distributions from:
Net investment income	(0.00	) (7)	—	—
Net realized gains	(0.25)		(0.13)	—
Total distributions	(0.25)		(0.13)	—
Net Asset Value, at end of period	$13.84		$12.80	$11.09
Total return (3)	10.19%		16.69%	10.90	% (6)
Net assets, at end of period (000s)	$6,707		$6,054	$1,974
Ratio of gross expenses to average net assets (4)(8)	3.08%		3.89%	13.13	% (5)
Ratio of net expenses to average net assets (8)	0.99%		0.99%	0.99	% (5)
Ratio of net investment income (loss) to average net assets (8)(9)	0.06%		(0.05)%	(0.13	)% (5)
Portfolio Turnover Rate	267%		296%	149	% (6)

(1)	The Pinnacle TrendRating Innovative Equity Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and / or reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See Accompanying Notes to Financial Statements.

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1.	ORGANIZATION

During the year ended September 30, 2021, the Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund (each a “Fund” and collectively the “Funds”) were each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company. The investment objective of Pinnacle Sherman Multi -Strategy Core Fund is to seek high total return with reasonable risk. The investment objective of Pinnacle TrendRating Innovative Equity Fund is to seek high total return. Pinnacle Sherman Multi-Strategy Core Fund commenced operations on October 1, 2015. Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

Each Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”) . The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their NAVs. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy.

Valuation of Underlying Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Funds’ investments measured at fair value:

Pinnacle Sherman Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$16,066,231	$—	$—	$16,066,231
Exchange Traded Funds - Equity	48,581,122	—	—	48,581,122
Short-Term Investment	1,844,804		—	1,844,804
Total	$66,492,157	$—	$—	$66,492,157

Pinnacle TrendRating Innovative Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$6,559,734	$—	$—	$6,559,734
Short-Term Investment	149,313	—	—	149,313
Total	$6,709,047	$—	$—	$6,709,047

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of a Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the period ended September 30, 2018 to September 30, 2020 for Pinnacle Sherman Multi-Strategy Core Fund and September 30, 2019 to September 30, 2020 for Pinnacle Trend Rating

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

Innovative Equity Fund or expected to be taken in all the Funds’ September 30, 2021 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019) and foreign jurisdictions where a Fund makes significant investments; however, each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Sherman Multi-Strategy Core Fund	$327,480,794	$324,597,303
Pinnacle TrendRating Innovative Equity Fund	17,261,145	17,264,580

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

4.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year ended September 30, 2021, the redemption fees paid to the Funds were as follows:

Pinnacle Sherman Multi-Strategy Core Fund

Redemption Fee
Class A	$201
Class C	1
Class I	3,414

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Trust on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of Pinnacle Sherman Multi-Strategy Core Fund, and 0.75% of the average daily net assets of Pinnacle TrendRating Innovative Equity Fund paid monthly. For the year ended September 30, 2021, Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund incurred $642,495 and $50,144 in advisory fees, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2022 for Pinnacle Sherman Multi-Strategy Core Fund and at least until January 31, 2022 for the Pinnacle TrendRating Innovative Equity Fund, to waive a portion of its advisory fees and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for Pinnacle Sherman Multi- Strategy Core Fund; and 1.24% per annum of Class A average daily net assets, 1.99% per annum for Class C average daily net assets, and 0.99% per annum for Class I average daily net assets for Pinnacle TrendRating Innovative Equity Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

than the expense limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2021, the Adviser waived and/or reimbursed $115,526 and $139,506 for the Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund, respectively, in advisory fees or expenses pursuant to the Waiver Agreement.

The following amounts are subject to recapture until the following dates:

	9/30/2022	9/30/2023	9/30/2024
Pinnacle Sherman Multi-Strategy Core Fund	$162,100	$136,108	$115,526
Pinnacle TrendRating Innovative Equity Fund	116,003	127,954	139,506

Distributor – The Trust, on behalf of the Funds, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, the Funds incurred distribution fees during the year ended September 30, 2021 as follows:

	Class A	Class C
Pinnacle Sherman Multi-Strategy Core Fund	$28,554	$138,139
Pinnacle TrendRating Innovative Equity Fund	3	—

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2021, the Distributor received $100,771 from front-end sales charge of which $15,238 was retained by the principal underwriter or other affiliated broker-dealers for Pinnacle Multi- Strategy Core Fund Class A shares. The underwriter received no commissions for the Pinnacle TrendRating Innovative Equity Fund.

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) - Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2021, the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the relevant Fund:

		Percentage of Voting Securities as of
Fund	Shareholder	September 30, 2021
Pinnacle Sherman Multi-Strategy Core Fund	LPL Financial	29.6%
Pinnacle TrendRating Innovative Equity Fund	National Financial Services LLC	77.8%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective unrealized appreciation and depreciation at September 30, 2021, were as follows:

	Cost for	Gross	Gross	Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Fund	purposes	Appreciation	Depreciation	Appreciation
Pinnacle Sherman Multi -Strategy Core	$65,795,641	$1,768,932	$(1,072,416)	$696,516
Pinnacle TrendRating Innovative Equity Fund	6,313,104	586,956	(191,013)	395,943

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The tax character of fund distributions paid for the year ended September 30, 2021 and September 30, 2020 was as follows:

	For the year ended September 30, 2021
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$—	$—	$—	$—
Pinnacle Trend Rating Innovative Equity Fund	67,068	52,716	—	119,784

	For the year ended September 30, 2020
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$139,004	$—	$447	$139,451
Pinnacle Trend Rating Innovative Equity Fund	29,901	—	—	29,901

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Pinnacle Sherman Multi-Strategy Core Fund	$5,566,838	$3,176,362	$(1,390,669)	$—	$—	$696,516	$8,049,047
Pinnacle Trend Rating Innovative Equity Fund	791,760	20,429	—	—	—	395,943	$1,208,132

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Capital Loss
	Non-Expiring	Non-Expiring	Carryforward		CLCF
Fund	Short-Term	Long-Term	Limitation	Total	Utilized
Pinnacle Sherman Multi-Strategy Core Fund	$—	$—	$1,390,669	$1,390,669	$2,108,618
Pinnacle Trend Rating Innovative Equity Fund	—	—	—	—	—

As a result of the acquisition of another Fund, the Pinnacle Sherman Multi-Strategy Core Fund acquired $1,604,716 short-term capital loss carryover, which is available to offset future capital gains. The Fund is subject to an annual limitation of $141,535 under the tax rules.

PINNACLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

During the fiscal year ended September 30, 2021, the Pinnacle Sherman Multi -Strategy Core Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the tax treatment of adjustments for prior year tax returns, the use of tax equalization credits and the target fund’s capital loss carryforward acquired as a result of a merger, resulted in reclassifications for the year ended September 30, 2021 as follows:

	Paid	Accumulated
	In	Earnings/
Fund	Capital	(Losses)
Pinnacle Sherman Multi-Strategy Core Fund	$272,365	$(272,365)
Pinnacle Trend Rating Innovative Equity Fund	—	—

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. A shareholder meeting took place on October 4, 2021 during which shareholders voted to approve a proposal to change the Pinnacle TrendRating Innovative Equity Fund’s classification from a diversified investment company to a non-diversified investment company. As a result of this vote, on October 21, 2021, the Adviser implemented a revised investment strategy for the Pinnacle TrendRating Innovative Equity Fund approved by the Board so that the Fund would use signals from W.E. Sherman & Co. to determine the Fund’s equity and cash allocations. In connection with this revised investment strategy, the Fund’s name was changed to “Pinnacle Sherman Breakaway Strategy Fund.” Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund and Board of Trustees of Northern Lights Fund Trust III.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Statements of	Changes in Net	Financial
Fund Name	Operations	Assets	Highlights
Pinnacle Sherman Multi-Strategy Core Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019, 2018 and 2017
Pinnacle TrendRating Innovative Equity Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021 and 2020 and the period ended September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Pinnacle Family Advisors, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2021

PINNACLE FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
		Beginning
	Fund’	Account	Ending	Expenses	Ending	Expenses
	Annualized	Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/21	9/30/21	Period	9/30/21	Period

Pinnacle Sherman Multi-Strategy Core Fund – Class A	1.49%	$1,000.00	$958.10	$7.31	$1,017.60	$7.54
Pinnacle Sherman Multi-Strategy Core Fund – Class C	2.24%	$1,000.00	$954.30	$10.97	$1,013.84	$11.31
Pinnacle Sherman Multi-Strategy Core Fund – Class I	1.24%	$1,000.00	$958.40	$6.09	$1,018.85	$6.28
Pinnacle TrendRating Innovative Equity Fund – Class A	1.24%	$1,000.00	$1,034.50	$6.32	$1,018.85	$6.28
Pinnacle TrendRating Innovative Equity Fund – Class C	1.99%	$1,000.00	$1,034.50	$10.15	$1,015.09	$10.05
Pinnacle TrendRating Innovative Equity Fund – Class I	0.99%	$1,000.00	$1,035.90	$5.05	$1,020.10	$5.01

*	Expenses are equal to the average account value over the period, multiplied by a Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Renewal of Advisory Agreement – Pinnacle TrendRating Innovative Equity Fund (“Pinnacle IE”) and Pinnacle Sherman Multi-Strategy Core Fund (“Pinnacle MS” and collectively, the “Pinnacle Funds”)*

In connection with a meeting held on May 24-26, 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to the Pinnacle Funds. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Pinnacle Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that the Adviser was founded in 2008, managed approximately $280 million in assets and provided independent financial and investment services to individuals, families and businesses. The Board reviewed the background of the key investment personnel servicing the Pinnacle Funds, taking into consideration their education and financial industry experience. The Board discussed that for Pinnacle MS, the Adviser performed ongoing research and analysis of tactical signals from models developed by W.E. Sherman & Co. to determine equity, fixed income and cash allocations. The Board discussed that for Pinnacle IE, the Adviser performed ongoing research and analysis of the TrendRating Smart Momentum Scores provided by TrendRating S.A. in order to rank individual stocks determined to be more effective in capturing medium to long term price trends. The Board recognized that the Adviser’s risk management plan focused on individual investment risk, strategic risk and model adherence risk and that all risks were monitored on an ongoing basis. The Board remarked that the Adviser used a checklist to review each Pinnacle Fund’s compliance with its investment restrictions and that pre-and post-trade checklists were used to confirm trades. The Board discussed that the Adviser used daily volume weighted average price as its target when executing trades. The Board noted that the Adviser was willing to make modifications to the Pinnacle Funds’ strategies as necessary and add flexibility to its investment models if defensive measures were required. The Board discussed that the Adviser dedicated adequate resources to support the Pinnacle Funds’ investment and compliance processes. The Board concluded that it could expect the Adviser to continue providing high quality service to each Pinnacle Fund and its shareholders.

Performance.

Pinnacle MS—The Board observed that Pinnacle MS outperformed its peer group and Morningstar category across all periods and outperformed the Dow Jones Moderately Aggressive TR Index for the 1 year- and 3-year periods. The Board recognized that Pinnacle MS earned a

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

four-star rating from Morningstar and was in the top quartiles of its peer group and Morningstar category across all periods for net returns. The Board discussed that, in response to the market volatility at the end of 2018, the Adviser adjusted Pinnacle MS’s strategy to give it flexibility when adhering to its investment models. The Board noted that this adjustment enabled Pinnacle MS to avoid the drawdown at the beginning of the pandemic. The Board concluded that Pinnacle MS had earned reasonable returns and met its investment objective.

Pinnacle IE—The Board discussed that although Pinnacle IE generated positive returns, it had underperformed its peer group, Morningstar category and the S&P 500 Total Return Index over the 1-year and since inception periods. The Board reviewed the Adviser’s explanation that Pinnacle IE was defensive and not fully invested during the market rebound after the pandemic-related drawdown in March 2020. The Board discussed that the Adviser was contemplating a strategy change. The Board concluded that Pinnacle IE was capable of producing positive returns with less volatility and its returns were acceptable.

Fees and Expenses.

Pinnacle MS—The Board noted that Pinnacle MS’s annual advisory fee of 1.00% aligned with the peer group median and average, and was below the Morningstar category high of 1.30%. The Board observed that Pinnacle MS’s net expense ratio of 1.24% was lower than the peer group median and average, and below the Morningstar category high of 1.95%. The Board considered that Pinnacle IE’s fees and expenses were generally in line with the peer group, and that Pinnacle MS was smaller than many of the funds within the Morningstar category. The Board further acknowledged that with respect to total expenses, many other funds in the category did not invest in ETFs and did not have acquired fund fees and expenses imbedded in their expense ratios. The Board concluded that the advisory fee for Pinnacle MS was not unreasonable.

Pinnacle IE—The Board remarked that Pinnacle IE’s 0.75% annual advisory fee was higher than the peer group median and average of its peer group and Morningstar category, but well below the peer group and Morningstar category high of 1.25%. The Board noted that Pinnacle IE’s net expense ratio of 0.99% was higher than the peer group’s and Morningstar category’s median and average, but well below the Morningstar category high of 1.80%. The Board considered that Pinnacle IE was actively managed while others in its peer group, according to the Adviser, were large capitalization mutual funds that tracked, or nearly tracked, indexes. The Board concluded that the advisory fee for Pinnacle IE was not unreasonable.

Economies of Scale. The Board remarked on the size of each Pinnacle Fund and its prospects for growth, noting that the Adviser was willing to discuss breakpoints when the Pinnacle Funds’ combined assets under management were over $500 million. The Board considered the benefits of the expense limitations provided by the Adviser to both Pinnacle Funds. After further discussion, the Board concluded that neither Pinnacle Fund had achieved meaningful economies of scale. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of each of the Pinnacle Funds and acknowledged that the Adviser earned a profit

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

from Pinnacle MS, before distribution expenses. The Board acknowledged the Adviser’s belief that the profits were reasonable given the services provided by the Adviser and the regulatory and fiduciary responsibilities related to managing a mutual fund. The Board observed that the Adviser was managing Pinnacle IE at a loss. The Board concluded that the Adviser’s profitability on either Pinnacle Fund was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of each Pinnacle Fund and its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Pinnacle Funds.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/21-NLFT III-v3

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

9/30/21-NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. Form NPORT is available on the SEC’s website at http://www.sec.gov. The information on Form NPORT is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

PINNACLE-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021

Pinnacle Multi-Strategy Core Fund – $14,000

Pinnacle TrendRating Innovative Equity Fund – $14,000

2020

Pinnacle Multi-Strategy Core Fund – $13,500

Pinnacle TrendRating Innovative Equity Fund – $13,500

(b)	Audit-Related Fees

2021

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2020

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

(c)	Tax Fees

2021

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2020

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2020

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2021    2020

Audit-Related Fees:         0.00% 0.00%

Tax Fees:                        0.00% 0.00%

All Other Fees:                0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2020

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/08/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/08/21

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/08/21